UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-2733

Legg Mason Partners Equity Fund, Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY			10004
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 300 First Stamford Place, 4th Floor Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 451-2010

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2006

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Legg Mason Partners
Equity Fund, Inc.

ANNUAL REPORT

December 31, 2006

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners
Equity Fund, Inc.

Annual Report • December 31, 2006

What’s	Letter from the Chairman	I
Inside
	Fund Overview	1

	Fund at a Glance	5

	Fund Expenses	6

	Fund Performance	8

	Historical Performance	9

	Schedule of Investments	10

	Statement of Assets and Liabilities	15
Fund Objective
	Statement of Operations	16

The Fund’s primary investment objectives are growth and conservation of capital. Income is a secondary investment objective.	Statements of Changes in Net Assets	17

	Financial Highlights	18

	Notes to Financial Statements	20

	Report of Independent Registered Public Accounting Firm	28

	Additional Information	29

	Additional Shareholder Information	32

	Important Tax Information	33

Letter from the Chairman

R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer	Dear Shareholder,

U.S. economic growth was mixed during the 12-month reporting period. After gross domestic product (“GDP”)[i] increased 1.7% in the fourth quarter of 2005, the economy then rebounded sharply in the first quarter of 2006. Over this period, GDP rose 5.6%, its best showing since the third quarter of 2003. In the second quarter of 2006, GDP growth was 2.6% and it further moderated to 2.0% in the third quarter. The economy then strengthened in the fourth quarter, due largely to increased consumer spending. Over this time, the advance estimate for GDP growth was 3.5%.

After increasing the federal funds rateii to 5.25% in June — its 17th consecutive rate hike — the Federal Reserve Board (“Fed”)iii paused from raising rates at its next five meetings. In its statement accompanying the January 2007 meeting, the Fed stated, “Recent indicators have suggested somewhat firmer economic growth, and some tentative signs of stabilization have appeared in the housing market. Readings on core inflation have improved modestly in recent months, and inflation pressure seem likely to moderate over time.”

After treading water during the first half of 2006, stocks rallied sharply and generated strong results during the second half of the reporting period. Early in the year, continued Fed rate hikes, record high oil prices and uncertainty about the economy dragged down the stock market. However, oil prices then retreated, the economy began to weaken and the Fed held rates steady. These factors, combined with continued strong corporate profits, propelled the market higher. All told, the S&P 500 Indexiv returned 15.78% during the 12 months ended December 31, 2006.

Looking at the market more closely, from an investment style perspective, value stocks significantly outperformed growth stocks, with the Russell 3000 Value[v] and Russell 3000

Legg Mason Partners Equity Fund, Inc.          I

Growthvi Indexes returning 22.34% and 9.46%, respectively. In terms of market capitalizations, small-cap stocks outperformed their large- and mid-cap counterparts during the year, with the Russell 2000vii, Russell 1000viii and Russell Midcapix Indexes returning 18.37%, 15.46%, and 15.26%, respectively. However, excluding the returns in January, when small-cap stocks soared, large-caps outperformed during the year. Over the last 11 months of 2006, the Russell 1000 Index gained 12.31% versus 8.63% for the Russell 2000 Index. With the economy slowing, investors were drawn to more defensive, large-cap companies.[x]

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notices

On June 30, 2006, the Fund converted from a closed-end investment company to an open-end investment company with the same investment objectives and substantially similar investment strategies. Upon conversion, shares of the Fund were designated Class O shares with the same aggregate net asset value as the shares the shareholder owned immediately prior to the conversion.

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”), formerly known as CAM North America, LLC, became the Fund’s subadviser. The portfolio manager who is responsible for the day-to-day management of the Fund remained the same immediately prior to and immediately after the date of these changes. LMPFA and ClearBridge, are wholly-owned subsidiaries of Legg Mason, Inc.

On December 19, 2006, four additional share classes (A, B, C and I shares) were made available for purchase. Please consult the Fund’s current prospectus for more information.

The Fund was formerly known as The Salomon Brothers Fund Inc.

II             Legg Mason Partners Equity Fund, Inc.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

January 31, 2007

Legg Mason Partners Equity Fund, Inc.          III

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]

The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

vi	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

vii

The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

viii

The Russell 1000 Index measures the performance of the 1000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

ix	The Russell Midcap Index measures performance of the 800 smallest companies in the Russell 1000 Index, which represents 25% of the total market capitalization of the Russell 1000 Index.

[x]	Source: Russell Investment Group, 1/07

IV            Legg Mason Partners Equity Fund, Inc.

Fund Overview

Michael A. Kagan Portfolio Manager	Q. What were the overall market conditions during the Fund’s reporting period?

A. The S&P 500 Index[i] rose 15.78% during 2006. The market was led by the telecommunications and energy sectors while healthcare and technology stocks trailed the market. The correction in May and June was followed by a powerful rally in the second half of 2006.

The key factors in the market action were the robust U.S. economy and the Federal Reserve Board (“Fed”)ii actions to slow it. The Fed increased rates at 17 consecutive Open Market Committee meetings before pausing in August 2006. The Fed increased rates because it was concerned about the roaring U.S. housing market, and because it was afraid of inflationary pressures from low unemployment rates and materials price increases. The easing of these fears enabled them to pause in August. U.S. real Gross Domestic Product (“GDP”)iii growth held above 4% until the third quarter of

2006, when it fell to 2.0%.iv

We believe that the worst of the raw materials pressure is behind us, due to a concerted effort by the world governments. A sharp divergence between commodities traded on exchanges, such as copper and nickel, and non-exchange traded commodities, such as ethylene, began to appear in the first quarter of 2005. Despite similar supply and demand dynamics, exchange traded commodities soared, while non-exchange traded commodities fell. The governments intervened with four commodity margin requirement increases in February and May 2006.[v] The Japanese government withdrew over $200 billion of liquidity from the world financial markets in the spring of 2006.vi We believe that the declines in oil and commodity prices that began in May will persist, as substantial amounts of new capacity are coming on line, and inventories are beginning to build.

The U.S. housing market began to turn down in September 2005. By the summer of 2006, the decline was beginning to look like a rout. Housing starts and sales, and existing home sales, declined at over a -10% rate. Inventories of new and existing houses hit 15 year highs. In August 2006, the housing numbers finally gave signs of stabilizing. Months of inventories of new and existing homes fell in both August and September.vii Coincident with the pause in interest rate hikes and the possible bottom in housing, the stock market started its summer rally.

The U.S. employment picture and corporate profits were powerful throughout the year. The U.S. unemployment rate hit a low for this business cycle of 4.4% in September.viii Corporate profits rose +19% in the third quarter of 2006.ix Despite the slower GDP growth, there is a firm underpinning to the U.S. economy.

Legg Mason Partners Equity Fund, Inc. 2006 Annual Report      1

Performance Review

For the 12 months ended December 31, 2006, Class O shares of the Legg Mason Partners Equity Fund, Inc., returned 13.49%. These shares underperformed the Lipper Large-Cap Core Funds Category Average2 which increased 13.53%. The Fund’s unmanaged benchmark, the S&P 500 Index, returned 15.78% for the same period.

Performance Snapshot as of December 31, 2006 (unaudited)

	6 months	12 months
Equity Fund — Class O Shares	12.57%	13.49%
S&P 500 Index	12.73%	15.78%
Lipper Large-Cap Core Funds Category Average	11.68%	13.53%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/InvestorServices.

All returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.

Class A commenced operations on December 28, 2006. Classes B, C and I had not commenced operations as of December 31, 2006. Returns for these classes will differ from returns of Class O shares.

Performance figures reflect reimbursements and/or fee waivers, without which the performance would have been lower.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 848 funds for the six-month period and among the 814 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

Q. What were the most significant factors affecting Fund performance?

The Fund had strong performance in the financial and consumer discretionary sectors. We held large positions in Goldman Sachs Group Inc. and Merrill Lynch & Co. Inc., who steered through tricky financial market waters to generate excellent returns on equity. Sempra Energy successfully reallocated funds into unregulated businesses. McDonald’s Corp. focus on improving the quality and consistency of its menu drove sales growth.

The Fund was hurt by poor stock picking in the healthcare and telecommunications sectors. We were hurt by the sharp decline in the HMO’s, which occurred despite better than expected earnings. Teva Pharmaceutical Industries Ltd., the large generic drug company, was hurt by difficulties in assimilating its acquisition of Ivax Pharmaceuticals.

2                    Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 814 funds in the Fund’s Lipper category, and excluding sales charges.

2              Legg Mason Partners Equity Fund, Inc. 2006 Annual Report

In telecommunications we owned companies that we believed would be takeover candidates, including SprintNextel Corp., Alltel Corp. and Echostar Communications Corp. We avoided the regional Bell operating companies and the cable companies, due to concerns that the convergence of cable and broadband telephone service would create pricing pressure. None of the companies that we owned were taken over, and earnings performance was better than expected at the regional Bells and cable companies

What were the leading contributors to performance?

A. The biggest contributors to Fund performance were Goldman Sachs Group Inc., Cisco Systems, Inc. and Merrill Lynch & Co. Inc. The best performing sectors were consumer discretionary, energy and financials. Goldman Sachs Group Inc. and Merrill Lynch & Co. Inc benefited from strong performance in trading and investment banking. Cisco Systems, Inc. saw an increase in demand for its products, driven by the growth of Internet broadband services.

What were the leading detractors from performance?

A. The stocks that most hurt Fund performance were Teva Pharmaceutical Industries Ltd., Sprint Nextel Corp. and Qualcomm Inc. The worst performing sectors were healthcare, telecommunications and information technology (“IT”). Qualcomm Inc.’s strong operating results were overshadowed by ongoing litigation with Nokia. SprintNextel Corp. executed poorly its acquisition of Nextel. The stock price of Teva Pharmaceutical Industries Ltd. was hurt by the prospect for a slowdown in 2007 earnings growth.

Q. Were there any significant changes to the Fund during the reporting period?

A. The portfolio is higher in growth and larger in size than it was coming into 2006. We concentrated the portfolio by reducing the number of names from 74 to 61, and increased the percentage of the Fund in the top 20 names from 45% to 50%. We built an aggressive position in housing related names such as Toll Brothers Inc., Masco Corp. and Freddie Mac at midyear, after the stocks declined to attractive valuations. The big decline in IT stocks during May and June created an opportunity for us to build large positions in the broadband equipment companies Cisco Systems, Inc, Juniper Networks, Inc. and Qualcomm Inc.

We changed our opinion on the outlook for the ethical pharmaceutical companies. We were negative on the outlook for these companies over the past five years, and are now turning positive. We believe the worst of the pressure from drugs going generic has passed and many of the companies have rebuilt their drug pipelines. The December announcement by Pfizer Inc. to cut over 10% of their sales force signaled to us that many of the ethical drug companies could now begin to aggressively cut costs. As such, we built large positions in selected ethical pharmaceutical companies, including Schering-Plough Corp. and Wyeth.

Legg Mason Partners Equity Fund, Inc. 2006 Annual Report      3

Thank you for your investment in the Legg Mason Partners Equity Fund, Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Michael A. Kagan
Portfolio Manager
Clearbridge Advisors, LLC

January 20, 2007

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2006 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: General Electric Co. (3.8%), Microsoft Corp. (3.5%) Qualcomm Inc (3.0%), Exxon Mobil (2.9%), Motorola Inc (2.8%), Sempra Energy (2.5%), Wells Fargo & Co. (2.5%), Schering Plough Corp. (2.5%), Wyeth (2.5%), and JPMorgan Chase & Co.(2.4%). Please refer to pages 10 through 14 for a list and percentage breakdown of the fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2006 were: Financials (22.9%), Information Technology (19.3%), Consumer Discretionary (13.1%), Industrials (11.5%), and Health Care (9.9%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Keep in mind, stock prices are subject to market fluctuations. Investments in small- and mid-capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund may invest in foreign securities which are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. Lower-rated, higher yielding securities are subject to greater credit risk, including the risk of default, than higher-rated obligations. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

i                      The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

ii                    The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii                  Gross domestic product is a market value of goods and services produced by labor and property in a given country.

iv                  Source: The U.S. Commerce Department, 12/06.

v                    Source: Bloomberg, 5/06.

vi                  Source: Bloomberg, 7/06.

vii                Source: Bloomberg, 10/06.

viii              Source: The U.S. Department of Labor, 10/06.

ix                  Source: Bloomberg, 11/06.

4              Legg Mason Partners Equity Fund, Inc. 2006 Annual Report

Fund at a Glance (unaudited)

Investment Breakdown

As a Percent of Total Investments

Legg Mason Partners Equity Fund, Inc. 2006 Annual Report      5

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2006 and held for the six months ended December 31, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(3)	Expenses Paid During the Period(4)
Class A†	(0.46)%	$ 1,000.00	$ 995.40	0.60%	$ 0.07
Class O	12.57	1,000.00	1,125.70	0.62	3.32

(1)              For the six months ended December 31, 2006, unless otherwise noted.

(2)              Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable initial sales charge with respect to class A shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)              The expense ratios do not include the non-recurring restructuring and/or reorganization fees.

(4)              Expenses (net of fee waiver and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

†                  For the period December 28, 2006 (inception date) to December 31, 2006.

6              Legg Mason Partners Equity Fund, Inc. 2006 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(2)	Expenses Paid During the Period(3)
Class A†	5.00%	$ 1,000.00	$ 1,000.48	0.60%	$ 0.07
Class O	5.00	1,000.00	1,022.08	0.62	3.16

(1)              For the six months ended December 31, 2006 unless otherwise noted.

(2)              The expense ratios do not include the non-recurring restructuring and/or reorganization fees.

(3)              Expenses (net of waiver and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

†                  For the period ended December 28, 2006 (inception date) to December 31, 2006.

Legg Mason Partners Equity Fund, Inc. 2006 Annual Report      7

Fund Performance

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class A		Class O
Twelve Months Ended 12/31/06	N/A		13.49%
Five Years Ended 12/31/06	N/A		5.73
Ten Years Ended 12/31/06	N/A		8.00
Inception* through 12/31/06	(0.46	)†%	N/A

	Without Sales Charges(3)
	Class A		Class O
Twelve Months Ended 12/31/06	N/A		13.49%
Five Years Ended 12/31/06	N/A		5.73
Ten Years Ended 12/31/06	N/A		8.00
Inception* through 12/31/06	(6.19	)†%	N/A

Cumulative Total Returns(1) (unaudited)

	Without Sales Charges(2)
Class A (Inception* through 12/31/06)	(0.46	)%†
Class O (12/31/96 through 12/31/06)	115.90

(1)              All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(2)              Assumes reinvestment of all distributions, including return of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares.

(3)              Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%.

*                 Commencement of operations for Class A shares is December 28, 2006.

†                  Total return is not annualized.

8              Legg Mason Partners Equity Fund, Inc. 2006 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Class O Shares of the Legg Mason Partners Equity Fund, Inc. vs. S&P 500 Index† (December 1996 – December 2006)

†                  Hypothetical illustration of $10,000 invested in Class O shares on December 31, 1996, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2006. The S&P 500 Index is composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class O shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Legg Mason Partners Equity Fund, Inc. 2006 Annual Report      9

Schedule of Investments (December 31, 2006)

LEGG MASON PARTNERS EQUITY FUND, INC.

Shares	Security	Value
COMMON STOCKS — 99.7%
CONSUMER DISCRETIONARY — 13.1%
Hotels, Restaurants & Leisure — 3.5%
469,430	McDonald’s Corp.	$20,809,832
156,400	Station Casinos Inc.	12,773,188
	Total Hotels, Restaurants & Leisure	33,583,020
Household Durables — 3.2%
115,400	Fortune Brands Inc.	9,854,006
640,500	Toll Brothers Inc. *	20,643,315
	Total Household Durables	30,497,321
Media — 4.4%
269,343	EchoStar Communications Corp., Class A Shares *	10,243,114
723,870	News Corp., Class B Shares	16,113,346
743,760	Time Warner Inc.	16,199,093
	Total Media	42,555,553
Specialty Retail — 2.0%
261,100	Best Buy Co. Inc.	12,843,509
257,930	Staples Inc.	6,886,731
	Total Specialty Retail	19,730,240
	TOTAL CONSUMER DISCRETIONARY	126,366,134

CONSUMER STAPLES — 7.9%
Beverages — 1.7%
255,730	PepsiCo Inc.	15,995,912
Food & Staples Retailing — 1.2%
257,230	Wal-Mart Stores Inc.	11,878,881
Food Products — 2.1%
191,330	Kellogg Co.	9,577,980
283,370	McCormick & Co. Inc., Non Voting Shares	10,926,747
	Total Food Products	20,504,727
Household Products — 1.0%
146,930	Procter & Gamble Co.	9,443,191
Tobacco — 1.9%
215,050	Altria Group Inc.	18,455,591
	TOTAL CONSUMER STAPLES	76,278,302

See Notes to Financial Statements.

10            Legg Mason Partners Equity Fund, Inc. 2006 Annual Report

Schedule of Investments (December 31, 2006) (continued)

Shares	Security	Value
ENERGY — 7.2%
Oil, Gas & Consumable Fuels — 7.2%
136,862	ConocoPhillips	$9,847,221
363,930	Exxon Mobil Corp.	27,887,956
120,560	Suncor Energy Inc.	9,513,390
302,680	Total SA, ADR	21,768,745
	TOTAL ENERGY	69,017,312

FINANCIALS — 22.9%
Capital Markets — 4.2%
99,860	Goldman Sachs Group Inc.	19,907,091
223,220	Merrill Lynch & Co. Inc.	20,781,782
	Total Capital Markets	40,688,873
Commercial Banks — 2.5%
681,060	Wells Fargo & Co.	24,218,494
Consumer Finance — 3.5%
279,570	American Express Co.	16,961,512
212,770	Capital One Financial Corp.	16,344,991
	Total Consumer Finance	33,306,503
Diversified Financial Services — 4.4%
369,974	Bank of America Corp.	19,752,912
477,090	JPMorgan Chase & Co.	23,043,447
	Total Diversified Financial Services	42,796,359
Insurance — 5.3%
342,780	AFLAC Inc.	15,767,880
112	Berkshire Hathaway Inc., Class A Shares *	12,318,880
231,600	Chubb Corp.	12,253,956
337,900	Marsh & McLennan Cos. Inc.	10,360,014
	Total Insurance	50,700,730
Thrifts & Mortgage Finance — 3.0%
291,300	Freddie Mac	19,779,270
650,100	Hudson City Bancorp Inc.	9,023,388
	Total Thrifts & Mortgage Finance	28,802,658
	TOTAL FINANCIALS	220,513,617

See Notes to Financial Statements.

Legg Mason Partners Equity Fund, Inc. 2006 Annual Report      11

Schedule of Investments (December 31, 2006) (continued)

Shares	Security	Value
HEALTH CARE — 9.9%
Health Care Providers & Services — 2.2%
168,405	Coventry Health Care Inc. *	$8,428,670
241,530	UnitedHealth Group Inc.	12,977,407
	Total Health Care Providers & Services	21,406,077
Pharmaceuticals — 7.7%
721,200	Elan Corp. PLC, ADR *	10,637,700
338,030	Sanofi-Aventis, ADR	15,606,845
1,003,300	Schering-Plough Corp.	23,718,012
464,300	Wyeth	23,642,156
	Total Pharmaceuticals	73,604,713
	TOTAL HEALTH CARE	95,010,790
INDUSTRIALS — 11.5%
Aerospace & Defense — 3.4%
145,011	Boeing Co.	12,882,777
254,500	Honeywell International Inc.	11,513,580
437,800	Orbital Sciences Corp. *	8,073,032
	Total Aerospace & Defense	32,469,389
Building Products — 2.0%
662,500	Masco Corp.	19,788,875
Industrial Conglomerates — 5.0%
976,130	General Electric Co.	36,321,798
129,160	Textron Inc.	12,111,333
	Total Industrial Conglomerates	48,433,131
Machinery — 1.1%
138,600	Parker Hannifin Corp.	10,655,568
	TOTAL INDUSTRIALS	111,346,963

INFORMATION TECHNOLOGY — 19.3%
Communications Equipment — 9.2%
827,900	Cisco Systems Inc. *	22,626,507
538,400	Juniper Networks Inc. *	10,197,296
1,303,197	Motorola Inc.	26,793,730
767,900	QUALCOMM Inc.	29,018,941
	Total Communications Equipment	88,636,474
Electronic Equipment & Instruments — 1.6%
489,470	Dolby Laboratories Inc., Class A Shares *	15,183,359

See Notes to Financial Statements.

12            Legg Mason Partners Equity Fund, Inc. 2006 Annual Report

Schedule of Investments (December 31, 2006) (continued)

Shares	Security	Value
IT Services — 1.0%
238,130	Paychex Inc.	$9,415,660
Semiconductors & Semiconductor Equipment — 1.9%
516,430	ASML Holding NV, NY Registered Shares *	12,719,671
211,900	Texas Instruments Inc.	6,102,720
	Total Semiconductors & Semiconductor Equipment	18,822,391
Software — 5.6%
263,300	Adobe Systems Inc. *	10,826,896
175,900	Electronic Arts Inc. *	8,858,324
1,137,740	Microsoft Corp.	33,972,917
	Total Software	53,658,137
	TOTAL INFORMATION TECHNOLOGY	185,716,021

MATERIALS — 4.6%
Chemicals — 2.4%
314,830	E.I. du Pont de Nemours & Co.	15,335,369
161,130	Ecolab Inc.	7,283,076
	Total Chemicals	22,618,445
Metals & Mining — 2.2%
700,068	Barrick Gold Corp.	21,492,088
	TOTAL MATERIALS	44,110,533

TELECOMMUNICATION SERVICES — 0.8%
Wireless Telecommunication Services — 0.8%
134,240	ALLTEL Corp.	8,118,835

UTILITIES — 2.5%
Multi-Utilities — 2.5%
435,230	Sempra Energy	24,390,289

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $708,145,319)	960,868,796

See Notes to Financial Statements.

Legg Mason Partners Equity Fund, Inc. 2006 Annual Report      13

Schedule of Investments (December 31, 2006) (continued)

Face Amount	Security	Value
SHORT-TERM INVESTMENT — 0.7%

Repurchase Agreement — 0.7%
$6,429,000	Interest in $373,105,000 joint tri-party repurchase agreement dated 12/29/06 with Morgan Stanley, 5.250% due 1/3/07; Proceeds at maturity — $6,433,688; (Fully collateralized by various U.S. government agency obligations, 3.500% to 6.500% due 1/1/09 to 9/1/33; Market value — $6,557,580) (Cost — $6,429,000)	$6,429,000

	TOTAL INVESTMENTS — 100.4% (Cost — $714,574,319#)	967,297,796
	Liabilities in Excess of Other Assets — (0.4)%	(3,786,453)
	TOTAL NET ASSETS — 100.0%	$963,511,343

*                 Non-income producing security.

#                    Aggregate cost for federal income tax purposes is $719,806,287.

Abbreviation used in this schedule:

ADR – American Depositary Receipt

See Notes to Financial Statements.

14            Legg Mason Partners Equity Fund, Inc. 2006 Annual Report

Statement of Assets and Liabilities (December 31, 2006)

ASSETS:
Investments, at value (Cost — $714,574,319)	$967,297,796
Dividends and interest receivable	1,113,432
Receivable for Fund shares sold	123,071
Receivable from manager	31,072
Prepaid expenses	45,331
Total Assets	968,610,702
LIABILITIES:
Distributions payable	2,563,061
Investment management fee payable	1,225,725
Payable for Fund shares repurchased	947,011
Directors’ fees payable	69,415
Due to custodian	1,075
Accrued expenses	293,072
Total Liabilities	5,099,359
Total Net Assets	$963,511,343

NET ASSETS:
Par value (Note 6)	$62,043,754
Paid-in capital in excess of par value	619,389,470
Undistributed net investment income	315,620
Accumulated net realized gain on investments and foreign currency transactions	29,039,022
Net unrealized appreciation on investments and foreign currencies	252,723,477
Total Net Assets	$963,511,343

Shares Outstanding:
Class A(1)	734
Class O	62,043,020
Net Asset Value:
Class A(1) (and redemption price)	$15.59
Class O (offering price and redemption price)	$15.53
Maximum Public Offering Price per Share
Class A (based on maximum sales charge of 5.75%)(1)(2)	$16.54

(1)              Commencement of operations December 28, 2006.

(2)              Based upon a single purchase of less than $25,000.

See Notes to Financial Statements.

Legg Mason Partners Equity Fund, Inc. 2006 Annual Report      15

Statement of Operations (For the year ended December 31, 2006)

INVESTMENT INCOME:
Dividends	$20,786,755
Interest	1,136,548
Less: Foreign taxes withheld	(275,453)
Total Investment Income	21,647,850
EXPENSES:
Investment management fee (Note 2)	6,857,427
Transfer agent fees (Notes 2 and 4)	273,444
Shareholder reports (Note 4)	184,588
Restructuring fees (Note 11)	161,943
Legal fees	163,868
Stock exchange listing fees	79,591
Directors’ fees (Note 11)	121,201
Audit and tax	28,963
Custody fees	28,944
Insurance	28,288
Registration fees	5,534
Miscellaneous expenses	67,205
Total Expenses	8,000,996
Less: Fee waivers and/or expense reimbursements (Notes 2 and 11)	(65,364)
Net Expenses	7,935,632
Net Investment Income	13,712,218
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	160,365,131
Foreign currency transactions	(244)
Net Realized Gain	160,364,887
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(51,098,172)
Foreign currencies	99
Change in Net Unrealized Appreciation/Depreciation	(51,098,073)
Increase From Payment by Affiliate (Note 2)	932,595
Net Gain on Investments and Foreign Currency Transactions	110,199,409
Increase in Net Assets From Operations	$123,911,627

See Notes to Financial Statements.

16            Legg Mason Partners Equity Fund, Inc. 2006 Annual Report

Statements of Changes in Net Assets (For the year ended December 31,)

	2006	2005
OPERATIONS:
Net investment income	$13,712,218	$14,521,609
Net realized gain	160,364,887	62,399,099
Change in net unrealized appreciation/depreciation	(51,098,073)	(11,255,334)
Increase from payment by affiliate (Note 2)	932,595	—
Increase in Net Assets From Operations	123,911,627	65,665,374
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(13,935,825)	(21,525,010)
Net realized gains	(116,551,984)	—
Decrease in Net Assets From Distributions to Shareholders	(130,487,809)	(21,525,010)
FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	1,108,102	—
Reinvestment of distributions	71,299,836	—
Cost of shares repurchased	(650,657,327)	(607,255)
Decrease in Net Assets From Fund Share Transactions	(578,249,389)	(607,255)
Increase (Decrease) in Net Assets	(584,825,571)	43,533,109
NET ASSETS:
Beginning of year	1,548,336,914	1,504,803,805
End of year*	$963,511,343	$1,548,336,914

* Includes undistributed net investment income of:	$315,620	$377,528

See Notes to Financial Statements.

Legg Mason Partners Equity Fund, Inc. 2006 Annual Report      17

Financial Highlights

For a share of capital stock outstanding throughout each period ended December 31, unless otherwise noted:

Class A Shares(1)	2006(2)
Net Asset Value, Beginning of Period	$15.71
Income (Loss) From Operations:
Net investment income	(0.00	)(3)
Net realized and unrealized loss	(0.07)
Total Loss From Operations	(0.07)
Less Distributions From:
Net realized gains	(0.05)
Total Distributions	(0.05)
Net Asset Value, End of Period	$15.59
Total Return(4)	(0.46)%
Net Assets, End of Period (000s)	$11
Ratios to Average Net Assets:
Gross expenses	0.64	%(5)(6)
Net expenses	0.64	(5)(6)
Net investment loss	(0.62	)(5)
Portfolio Turnover Rate	41%

(1)              Per share amounts have been calculated using the average shares method.

(2)              For the period December 28, 2006 (commencement of operations) to December 31, 2006.

(3)              Amount represents less than $0.01 per share.

(4)              Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(5)              Annualized.

(6)              Included in the expenses ratios are certain non-recurring restructuring (and reorganization if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would have been 0.60% and 0.60%, respectively (Note 11).

See Notes to Financial Statements.

18            Legg Mason Partners Equity Fund, Inc. 2006 Annual Report

Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended December 31,

Class O Shares†	2006(1)		2005	2004	2003	2002
Net Asset Value, Beginning of Year	$15.61		$15.16	$14.04	$10.75	$14.07
Income (Loss) From Operations:
Net investment income	0.17		0.15	0.21	0.13	0.11
Net realized and unrealized gain (loss)	1.91	(2)	0.52	1.04	3.28	(3.26)
Total Income (Loss) From Operations	2.08		0.67	1.25	3.41	(3.15)
Gain From Repurchase of Treasury Stock	—		—	0.01	0.01	0.01
Less Distributions From:
Net investment income	(0.18)		(0.22)	(0.14)	(0.13)	(0.11)
Net realized gains	(1.98)		—	—	—	(0.07)
Total Distributions	(2.16)		(0.22)	(0.14)	(0.13)	(0.18)
Net Asset Value, End of Year	$15.53		$15.61	$15.16	$14.04	$10.75
Market Price, End of Period	15.49	(3)	$15.08	$13.00	$12.03	$9.12
Total Return, Based on NAV(4)	13.49	%(2)(3)	4.41%	8.99%	31.96%	(22.47)%
Total Return, Based on Market Price(5)	3.24	(3)	17.76%	9.24%	33.47%	(25.36)%
Net Assets, End of Year (millions)	$964		$1,548	$1,505	$1,404	$1,082
Ratios to Average Net Assets:
Gross expenses	0.61	%(7)	0.58%	0.62%	0.64%	0.62%
Net expenses	0.60	(6)(7)	0.58	0.62	0.64	0.62
Net investment income	1.04		0.97	1.46	1.12	0.86
Portfolio Turnover Rate	41%		53%	44%	62%	47%

†       Effective June 30, 2006, the Fund was converted to an open-end investment company and the shares of the Fund were designated Class O shares.

(1)     Per share amounts have been calculated using the average shares method.

(2)     The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without the reimbursement, total return would have been 13.42%. The impact of this reimbursement to net realized and unrealized gain was $0.01 per share.

(3)     For the period from January 1, 2006 to June 30, 2006

(4)     Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower

(5)     The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan and the broker commissions paid to purchase or sell shares is excluded. Past performance is no guarantee of future results.

(6)     Reflects fee waivers and/or expense reimbursements.

(7)     Included in the expenses ratios are certain non-recurring restructuring (and reorganization if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would have been 0.59% and 0.59%, respectively (Note 11).

See Notes to Financial Statements.

Legg Mason Partners Equity Fund, Inc. 2006 Annual Report      19

Notes to Financial Statements

1.              Organization and Significant Accounting Policies

Legg Mason Partners Equity Fund, Inc. (formerly known as The Salomon Brothers Fund Inc) (the “Fund”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. Prior to June 30, 2006, the Fund was registered as a closed-end management investment company under the 1940 Act.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(d) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities

20            Legg Mason Partners Equity Fund, Inc. 2006 Annual Report

Notes to Financial Statements (continued)

and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(g) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
(a)	$161,943	$(7,325,271)	$7,163,328
(b)	(244)	244	—

(a)              Reclassifications are primarily due to a tax adjustments associated with securities involved in an in-kind distribution, book/tax differences in the treatment of an in-kind distribution of securities and book/tax differences in the treatment of various items.

(b)              Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes.

Legg Mason Partners Equity Fund, Inc. 2006 Annual Report      21

Notes to Financial Statements (continued)

2.              Investment Management Agreement and Other Transactions with Affiliates

Prior to August 1, 2006, Salomon Brothers Asset Management Inc. (“SBAM”), a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”), acted as the investment manager of the Fund. Under the investment management agreement, the Fund paid an investment management fee subject to an increase or decrease depending on the extent, if any, to which the investment performance of the Fund exceeds or is exceeded by the investment record of the S&P 500 Index. The base fee is paid quarterly based on the following annual rates.

Average Daily Net Assets	Annual Rate
First $350 million	0.650%
Next $150 million	0.550
Next $250 million	0.525
Next $250 million	0.500
Over $1.0 billion	0.450

The performance adjustment is paid quarterly based on a rolling one year period. A performance adjustment will only be made after the investment performance of the Fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. For each percentage point by which the investment performance of the Fund exceeds or is exceeded by the investment record of the S&P 500 Index, the base fee will be adjusted upward or downward by 0.01% (annualized). The maximum annual adjustment is 0.10% which would occur if the Fund’s performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points. For this purpose, the performance fee calculation is based on the total return value of the S&P 500 Index versus the Fund’s total return calculated based on net asset value and assuming all distributions are reinvested at net asset value on the record date of the distribution. For the rolling one year periods ended March 31, 2006, June 30, 2006, September 30, 2006 and December 31, 2006 the Fund’s performance varied from that of the S&P 500 Index by 0.15%, (1.87)%, (2.42)% and (2.30)%, respectively. This resulted in a total decrease of the base management fee of $236,341.

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”), formerly known as CAM North America, LLC, became the Fund’s subadviser. The portfolio manager who is responsible for the day-to-day management of the Fund remained the same immediately prior to and immediately after the date of these changes. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments. The Fund’s investment management fee remains unchanged. For its services, LMPFA pays ClearBridge 70% of the net management fee it receives from the Fund.

The Fund’s Board approved PFPC Inc. (“PFPC”) to serve as transfer agent for the Fund. The principal business office of PFPC is located at 4400 Computer Drive, Westborough, MA 01581.

22            Legg Mason Partners Equity Fund, Inc. 2006 Annual Report

Notes to Financial Statements (continued)

Citigroup Global Markets Inc. (“CGM”) and Legg Mason Investor Services, LLC (“LMIS”) serve as co-distributors of the Fund. LMIS is a wholly owned broker-dealer subsidiary of Legg Mason.

During the year ended December 31, 2006, SBAM and LMPFA waived a portion of their investment management fee in the amount of $34,292. In addition, the Fund was reimbursed for expenses amounting to $31,072.

During the period ended December 31, 2006, SBAM and LMPFA reimbursed the Fund in the amount of $932,595 for losses incurred resulting from an investment transaction error.

There is a maximum initial sales charge of 5.75% on Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred after five years. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. The CDSC for each class is waived for certain investors.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3.              Investments

During the year ended December 31, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$530,367,606
Sales	1,025,894,328

At December 31, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$255,150,993
Gross unrealized depreciation	(7,659,484)
Net unrealized appreciation	$247,491,509

4.  Class Specific Expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class B and Class C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and Class C shares calculated at the annual rate of 0.75% of the average daily net assets of each class respective class. Distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2006, class specific expenses were as follows:

	Transfer Agent Fees	Shareholder Reports Expenses
Class A†	—	—
Class O	$273,444	$184,588

†                    For the period December 28, 2006 (commencement of operations) to December 31, 2006.

Legg Mason Partners Equity Fund, Inc. 2006 Annual Report      23

Notes to Financial Statements (continued)

5.  Distributions to Shareholders by Class

	Year Ended December 31, 2006	Year Ended December 31, 2005
Net Investment Income:
Class A†	—	—
Class O	$13,935,825	$21,525,010

Net Realized Gains:
Class A†	$36	—
Class O	116,551,948	—
Total	$116,551,984	$—

†  For the period December 28, 2006 (commencement of operations) to December 31, 2006.

6. Capital Shares

At December 31, 2006, the Fund had 125 million shares of capital stock authorized with a par value of $1.00 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

	Year Ended December 31, 2006
	Shares	Amount
Class A†
Shares sold	732	$11,497
Shares issued on reinvestment	2	36
Net Increase	734	$11,533

Class O
Shares sold	69,550	$1,096,605
Shares issued on reinvestment	4,594,610	71,299,800
Shares repurchased	(41,814,074)	(650,657,327)
Net Decrease	(37,149,914)	$(578,260,922)

†  For the period December 28, 2006 (commencement of operations) to December 31, 2006.

7.   Redemptions-In-Kind

The Fund may make payment for Fund shares redeemed wholly or in part by distributing portfolio securities to shareholders. For the year ended December 31, 2006, the Fund had redemptions-in-kind with total proceeds in the amount of $185,551,839. The net realized gains on these redemptions-in-kind amounted to $7,328,082, which will not be realized for tax purposes.

24            Legg Mason Partners Equity Fund, Inc. 2006 Annual Report

Notes to Financial Statements (continued)

8.  Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2006	2005
Distributions Paid From:	$16,935,875	$21,525,010
Ordinary Income
Net Long-term Capital Gains	113,551,934	—
Total Distributions Paid	$130,487,809	$21,525,010

As of December 31, 2006, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$823,397
Undistributed long-term capital gains — net	33,794,285
Total undistributed earnings	$34,617,682

Other book/tax temporary differences(a)	(31,072)
Unrealized appreciation/(depreciation)(b)	247,491,509
Total accumulated earnings/(losses) — net	$282,078,119

 During the taxable year ended December 31, 2006, the Fund utilized $4,009,388 of its capital loss carryover available from prior  years.

(a)     Other book/tax temporary differences are attributable primarily to the differences in the book/tax treatment of various items.

(b)     The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral  of losses on wash sales.

9.  Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high

Legg Mason Partners Equity Fund, Inc. 2006 Annual Report      25

Notes to Financial Statements (continued)

profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

The order also required that transfer agency fees received from the Affected Funds since December 1, 2004 less certain expenses be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’, boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the Fund’s manager does not believe that this matter will have a material adverse effect on the Affected Funds.

This Fund is not among the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

10.  Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Sections 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection

26            Legg Mason Partners Equity Fund, Inc. 2006 Annual Report

Notes to Financial Statements (continued)

with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

11  Special Shareholder Meeting and Reorganization

Shareholders approved a number of initiatives designed to streamline and restructure the fund complex. These matters generally are expected to be implemented in 2007. As noted in the proxy materials, Legg Mason will pay for a portion of the costs related to these initiatives. The portion of the costs that are borne by the fund will be recognized in the period during which the expense is incurred. Such expenses relate to obtaining shareholder votes for proposals presented in the proxy, the election of board members, retirement of board members, as well as printing, mailing, and soliciting proxies. The portions of these costs borne by the Fund and reflected in the Statement of Operations are deemed extraordinary for expense cap purposes and are not subject to the Fund’s expense limitation agreement. See also “Additional Shareholder Information” at the end of this report.

12.  Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be January 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.

*      *      *

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157 Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

Legg Mason Partners Equity Fund, Inc. 2006 Annual Report      27

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
Legg Mason Partners Equity Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Equity Fund, Inc. (formerly The Salomon Brothers Fund Inc), as of December 31, 2006, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended December 31, 2004 were audited by other independent registered public accountants whose report thereon, dated February 23, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Equity Fund, Inc. as of December 31, 2006, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 26, 2007

28            Legg Mason Partners Equity Fund, Inc. 2006 Annual Report

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of Legg Mason Partners Equity Fund, Inc. (formerly known as The Salomon Brothers Fund Inc) (the “Fund”) is managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about Directors and is available without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Non-Interested Directors:
Andrew L. Breech 2120 Wilshire Blvd. Santa Monica, CA 90403 Birth Year: 1952	Director	Since 1991	President, Dealer Operating Control Service, Inc. (automotive management)	3	None

Carol L. Colman Colman Consulting Co. 278 Hawley Road North Salem, NY 10560 Birth Year: 1946	Director	Since 1992	President, Colman Consulting Co.	37	None

William R. Dill 25 Birch Lane Cumberland Foreside, ME 04110 Birth Year 1930	Director	Since 1985	President, Maine College of Arts; Educational Consultant	3	None

William R. Hutchinson 535 N. Michigan Suite 1012 Chicago, IL 60611 Birth Year: 1942	Director	Since 2003	President, W.R. Hutchinson & Associates Inc. (consulting); formerly Group Vice President, Mergers and Acquisitions, BP p.l.c.	44	Director, Associated Banc-Corp.

Thomas F. Schlafly 720 Olive Street, Suite 2400 St. Louis, MO 63101 Birth Year: 1948	Director	Since 1986	Of Counsel, Blackwell Sanders Peper Martin LLP; President, The Saint Louis Brewery, Inc.	3	None

Legg Mason Partners Equity Fund, Inc.          29

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Interested Director:
R. Jay Gerken, CFA** Legg Mason 399 Park Avenue 4th floor New York, NY 10022 Birth Year: 1951	Chairman, President, and Chief Executive Officer	Since 2002	Managing Director of Legg Mason; Chairman of the Board, Trustee, or Director of 162 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason or its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc., (“CFM”) (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Adviser Inc. (2002 to 2005)	162	Trustee, Consulting Group Capital Markets Fund

Officers:
Frances M. Guggino Legg Mason 125 Broad Street 10th Floor New York, NY 10004 Birth Year: 1957	Chief Financial Officer and Treasurer	Since 2004

Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with Legg Mason (from 1999 to 2004)

				N/A	N/A

Michael A. Kagan ClearBridge Advisors 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1960	Executive Vice President	Since 2001	Managing Director of ClearBridge Advisors	N/A	N/A

30            Legg Mason Partners Equity Fund, Inc.

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Officers:
Ted P. Becker Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (2005-Present); Chief Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Managing Director of Compliance at Legg Mason or its predecessor (2002-2005); Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup Inc.

				N/A	N/A

Robert J. Frenkel Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (from 2001 to 2004)

				N/A	N/A

*          Each Director and Officer serves until his or her successor has been duly elected and qualified.

**      Mr. Gerken is an “Interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Legg Mason Partners Equity Fund, Inc.          31

Additional Shareholder Information (unaudited)

Results of Special Meetings of Shareholders

On December 11, 2006, a Special Meeting of Shareholders was held to vote on various proposals recently approved by the Fund’s Board Members. The following tables provide the number of votes cast for, against or withheld, as well as the number of abstentions as to the following proposal: (1) Elect Board Members

Nominees:	Votes For	Authority Withheld	Abstentions
Paul R. Ades	36,001,444.007	3,647,500.159	0.000
Andrew L. Breech	36,167,287.051	3,481,657.115	0.000
Dwight B. Crane	36,012,040.258	3,636,903.908	0.000
Robert M. Frayn, Jr.	35,983,492.081	3,665,452.085	0.000
Frank G. Hubbard	36,000,120.544	3,648,823.622	0.000
Howard J. Johnson	35,947,525.890	3,701,418.276	0.000
David E. Maryatt	35,968,275.308	3,680,668.858	0.000
Jerome H. Miller	35,943,061.816	3,705,882.350	0.000
Ken Miller	36,038,695.838	3,610,248.328	0.000
John J. Murphy	35,997,576.460	3,651,367.706	0.000
Thomas F. Schlafly	36,041,320.440	3,607,623.726	0.000
Jerry A. Viscione	36,007,071.441	3,641,872.725	0.000
R. Jay Gerken, CFA	35,863,726.971	3,785,217.195	0.000

On January 12, 2007, a Special Meeting of Shareholders was held to vote on various proposals recently approved by the Fund’s Board Members. The following tables provide the number of votes cast for, against, as well as the number of abstentions as to the following proposal: (1) Revise Fundamental Investment Policies

Items Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes
Borrowing Money	32,623,500.499	5,343,661.628	2,803,597.665	3,827,868.000
Underwriting	32,756,208.622	5,130,293.728	2,884,257.442	3,827,868.000
Lending	32,640,514.105	5,247,134.267	2,883,111.420	3,827,868.000
Issuing Senior Securities	32,721,209.310	5,163,406.927	2,886,143.555	3,827,868.000
Real Estate	32,810,431.889	5,095,370.833	2,864,957.070	3,827,868.000
Commodities	32,328,003.371	5,613,989.929	2,828,766.492	3,827,868.000
Concentration	32,595,803.019	5,250,950.044	2,924,006.729	3,827,868.000
Non-Fundamental	29,938,542.905	7,816,983.076	3,015,233.811	3,827,868.000
Purchase of illiquid securities	32,143,796.560	5,822,346.209	2,804,617.023	3,827,868.000
Investment in other Investment companies	32,480,663.034	5,561,364.381	2,728,732.377	3,827,868.000
Investment for the purpose of Exercising control or management	32,175,906.649	5,727,987.362	2,866,865.781	3,827,868.000

32            Legg Mason Partners Equity Fund, Inc.

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2006

Record Date:	Quarterly	12/7/2006
Payable Date:	Quarterly	12/8/2006
Ordinary Income:
Qualified Dividend Income for individuals	100.00%	—
Dividends Qualifying for the Dividends Received Deduction for Corporation	100.00%	—
Long-Term Capital Gain Dividend	—	$1.932972

Please retain this information for your records.

Legg Mason Partners Equity Fund, Inc.          33

Legg Mason Partners

Equity Fund, Inc.

DIRECTORS	INVESTMENT MANAGER
Legg Mason Partners Fund
Andrew L. Breech	Advisor, LLC
Carol L. Colman
William R. Dill	SUBADVISOR
R. Jay Gerken, CFA,	ClearBridge Advisors, LLC
Chairman
William R. Hutchinson	DISTRIBUTORS
Thomas F. Schlafly	Citigroup Global Markets Inc.
Legg Mason Investor
Services, LLC

CUSTODIAN
State Street Bank and Trust
Company

INDEPENDENT
REGISTERED PUBLIC
ACCOUNTING FIRM
KPMG LLP
345 Park Avenue
New York, New York 10154

TRANSFER AGENT
PFPC Inc
4400 Computer Drive
Westborough
Massachusetts 01581

This report is submitted for the general information of the shareholders of Legg Mason Partners Equity Fund, Inc. and is not for use by the general public.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/InvestorServices

FD04093 2/07                                                SR07-258

Legg Mason Partners Equity
Fund, Inc.

Legg Mason Partners Funds
125 Broad Street
10th Floor - MF-2
New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year, and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2.                  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.                  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.                    Principal Accountant Fees and Services

a) Audit Fees. Effective June 17, 2005, PricewaterhouseCoopers LLP (“PwC”) resigned as the Registrant’s principal accountant (the “Auditor”). The Registrant’s audit committee approved the engagement of KPMG LLP (“KPMG”) as the Registrant’s new principal accountant. The aggregate fees billed in the last two fiscal years ending December 31, 2005 and December 31, 2006 (the “Reporting Periods”) for professional services rendered for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $42,000 in 2005 performed by PwC and $31,500 in 2006 performed by KPMG.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by PwC or KPMG that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $255 in 2005 and $0 in 2006.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Fund, Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by PwC and KPMG for tax compliance, tax advice and tax planning (“Tax Services”) were $6,500 in 2005 performed by PwC and $6,548 in 2006 performed by PwC and KPMG. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by PwC or KPMG to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) There were no non-audit services rendered by KPMG to SBAM, or any entity controlling, controlled by or under common control with SBAM that provided ongoing services to the Registrant.

All Other Fees. There were no other non-audit services rendered by PwC or KPMG to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Legg Mason Partners Equity Fund, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Fund, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2005 and 2006; Tax Fees were 100% and 100% for 2005 and 2006; and Other Fees were 100% and 100% for 2005 and 2006.

(f) N/A

(g) All Other Fees. The aggregate fees billed for all other non-audit services rendered by PwC to Salomon Brothers Asset Management (“SBAM”), and any entity controlling, controlled by or under common control with SBAM that provided ongoing services to Legg Mason Partners Equity Fund, Inc., requiring pre-approval by the Audit Committee for the year ended December 31, 2005 which include the issuance of reports on internal control under SAS No. 70 related to various Citigroup Asset Management (“CAM”) entities a profitability review of the Adviser and phase 1 of an analysis of Citigroup’s current and future real estate occupancy requirements in the tri-state area and security risk issues in the New York metro region was $1.3 million all of which was pre-approved by the Audit Committee.

Non-audit fees billed by PwC for services rendered to Legg Mason Partners Equity Fund, Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Legg Mason Partners Equity Fund, Inc. during the reporting period was $2.7 million for the year ended December 31, 2005.

Non-audit fees billed by KPMG for services rendered to Legg Mason Partners Equity Fund, Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Legg Mason Partners Equity Fund, Inc. during the reporting period was $75,000 and $0 for the years ended December 31, 2005 and December 31, 2006, respectively. Such fees relate to services provided in connection with the transfer agent matter as fully described in the notes to the financial statements.

(h) Yes. The Legg Mason Partners Equity Fund, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Fund, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.                  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.                  SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.                  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.                  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.                SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.                CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                EXHIBITS.

(a) (1)     Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Fund, Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Equity Fund, Inc.

Date:	March 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Fund, Inc.

Date:	March 9, 2007

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of
Legg Mason Partners Equity Fund, Inc.

Date:	March 9, 2007